Exhibit 99.2

Other Recent Developments

Unless otherwise stated or the context otherwise requires, all references to “we,” “us,” “our,” “Casella,” the “Company” and similar designations refer to Casella Waste Systems, Inc. and all of its subsidiaries.

COVID-19

With the global outbreak of COVID-19 and the declaration of a pandemic by the World Health Organization in March 2020, the U.S. Government and all of the states in which we operate have declared the waste services industry as an essential services provider and as a result we are committed to continue to operate and provide our full breadth of services. We have prioritized the safety and well-being of our employees by strictly adhering to recommendations of the Centers for Disease Control and Prevention as well as executive orders of the states in which we operate.

The COVID-19 outbreak has caused, and is likely to continue to cause, economic disruption across our geographic footprint and has adversely affected, and is expected to continue to adversely affect, our business. COVID-19 negatively impacted our revenues starting at the end of the quarter ended March 31, 2020 as many small business and construction collection customers required service level changes and volumes into our landfills declined on lower economic activity. We did experience improved demand for services in the quarter ended June 30, 2020 as local economies started to reopen as allowed by State Governments. This positive trend continued through September 30, 2020, as additional small business collection customers increased service levels, construction activity continued to rebound, and overall higher economic activity across the northeast led to higher landfill volumes. Despite these positive trends, our collection and disposal operations remain negatively impacted by lower volumes attributable to COVID-19.

We continue to experience increased costs associated with the protection of our employees including costs for additional safety equipment, hygiene products and enhanced facility cleaning. These costs are expected to continue throughout the remainder of the year. In early September 2020, we paid a special bonus to all our hourly employees (both frontline and administrative) to recognize their hard work and commitment to safety, environmental compliance and high customer service standards as essential service providers during the COVID-19 pandemic. We have taken measures to reduce costs in other areas and preserve liquidity during this period of uncertainty. As of the date of this filing, we are unable to determine or predict the nature, duration or scope of the overall impact that COVID-19 will have on our business, results of operations, liquidity and capital resources.

North Country Environmental Services Landfill

On March 17, 2020, we re-filed an application with the New Hampshire Department of Environmental Services (“NHDES”) for a 1.2 million cubic yard expansion of the North Country Environmental Services landfill located in Bethlehem, New Hampshire. This expansion will provide approximately six years of additional disposal capacity at the site. The permit granting the expansion was issued on October 9, 2020.

Environmental, Social and Corporate Governance Goals

We have recently taken steps to improve our environmental, social and governance (“ESG”) programs by enhancing our public disclosures, increasing investments in key areas and establishing updated long-term commitments. As part of this effort, we produced our 2019 Sustainability Accounting Standards Board (“SASB”) report and made a disclosure to the Carbon Disclosure Project (“CDP”) in September 2020. In addition, we have created a new ESG-focused webpage containing further disclosures, enterprise-level policies, and governing documents.

Our business model, culture and strategic focus have been and will continue to be closely aligned with creating long-term value through a balanced approach. We have achieved significant milestones on key environmental initiatives over the last 15 years, including our founding membership in the EPA Climate Leaders program in 2005, the reduction of our Scope 1 and 2 greenhouse gas emissions by 45% from 2005 to 2010, and the creation of our SRA Fee program in 2015 to enhance recycling economic returns in all commodity market cycles. Additionally, as our customers work towards their own sustainability goals, they rely on our expertise, services and critical infrastructure to help them achieve their goals.

Litigation Update

Southbridge Landfill

On June 17, 2017, a lawsuit (the “Lawsuit”) was filed against us and the Town of Southbridge, Massachusetts (the “Town”) in Federal Court in Worcester, Massachusetts (the “Court”) by National Environmental Law Center on behalf of Environment America, Inc. and Toxics Action Center, Inc. (together, the “Citizens Group”), and individual residents of Charlton, Massachusetts (the “Individual Plaintiffs”). On September 18, 2020, we and the Town reached agreement for settlement of all claims by the Citizens Groups and the Individual Plaintiffs, upon the payment of $2.0 million by us, and $1.0 million by the Town, for a total of $3.0 million to the Individual Plaintiffs (the “Settlement”). In addition to resolving the claims of the Individual Plaintiffs, the Citizens Groups have agreed to not appeal the decision of the Court to dismiss their previously alleged claims, although we have agreed to assent to a motion by the Citizens Groups to the Court to vacate the Court’s earlier decision. Legal counsel are in the process of securing final approvals from their respective clients, and it is expected that the final settlement documents will be signed by the end of October 2020. We recorded a reserve of $2.0 million at September 30, 2020.

Hakes Landfill Litigation

On or about December 19, 2019, the New York State Department of Environmental Conservation (the “Department”) issued certain permits to us to expand the landfill owned and operated by Hakes C&D Disposal Inc. in the Town of Campbell, Steuben County, New York. Litigation was commenced in the New York State Supreme Court (the “Court”) by the Sierra Club, several other non-governmental organizations, and several individuals (the “Petitioners”) challenging the permits (the “Litigation”). The Department filed a motion to dismiss the Litigation, and we and the Town of Campbell parties opposed the Litigation on the merits. On July 31, 2020, the Court dismissed the Litigation on the merits, and the Petitioners filed a notice of appeal, which is still pending, and made a motion before the Appellate Division, Fourth Department, for a preliminary injunction, which was denied by an order dated September 18, 2020.

Safe Harbor Statement

Certain matters discussed herein, including, but not limited to, the statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s financial performance, financial condition, operations and services, prospects, and growth strategies, are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “will,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. The Company cannot guarantee that it actually will achieve the plans, intentions or expectations disclosed in the forward-looking statements made. Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in the Company’s forward-looking statements. Such risks and uncertainties include or relate to, among other things, the impact of general economic, industry or political conditions in the United States or internationally. There are a number of other important risks and uncertainties that could cause the Company’s actual results to differ materially from those indicated by such forward-looking statements. These additional risks and uncertainties include, without limitation, those detailed in “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020 and June 30, 2020, and in other filings that the Company may make with the Securities and Exchange Commission in the future. The Company undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.